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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2007

                              ONCOLOGIX TECH, INC.
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           (Name of Small Business Issuer as Specified in Its Charter)

                                     0-15482
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                            (Commission File Number)

            Nevada                                                86-1006416
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                    3725 Lawrenceville-Suwanee Rd., Suite B-4
                                Suwanee, GA 30024
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                    (Address of principal executive offices)

                                 (770) 831-8818
                             ------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01     Other Events.

         Mr. Stanley L. Schloz, a director and our Chairman, agreed to advance $150,000 to the Company pursuant to a convertible promissory note, to be dated September 4, 2007, in that principal amount, to accrue interest at the rate of 1% per month, to be paid monthly. The principal and accrued interest under the promissory note is convertible into our common stock at the rate of $0.20 per share. In addition, Mr. Anthony Silverman, another of our directors, agreed to extend payment on aggregate principal indebtedness of approximately $880,450 to December 15, 2007. The $880,450 in aggregate principal consists of a $200,000 promissory note, a $400,000 promissory note, an $80,450 convertible promissory note and a $200,000 convertible promissory note.

         Mountainview Opportunistic Growth Fund, L.P., an Ontario limited partnership, agreed to extend repayment under our $350,000 promissory note until January 15, 2008, and in consideration of that extension, we have decreased the per share stock conversion price under that promissory note from $1.00 to $0.20.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 7, 2007                  ONCOLOGIX TECH INC.


                                          By:  /s/  Andrew M. Green
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                                                    Andrew M. Green,
                                                    Chief Executive Officer and
                                                    President

                                          By:  /s/  Michael A. Kramarz
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                                                    Michael A. Kramarz,
                                                    Chief Financial Officer